UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                October 18, 2005

                         Concurrent Computer Corporation
                         -------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                  0-13150                04-2735766
         --------                  -------                ----------
     (State or Other             (Commission            (IRS Employer
       Jurisdiction              File Number)        Identification Number)
    of Incorporation)

    4375 River Green Parkway, Suite 100, Duluth, Georgia          30096
    ----------------------------------------------------          -----
          (Address of Principal Executive Offices)             (Zip Code)

       Registrant's telephone number, including area code:  (678) 258-4000
                                                            --------------

                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.    ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.


     On October 18, 2005 the Compensation Committee of the Board of Directors revised the employment agreements ("Agreements") for Gregory S. Wilson, Chief Financial Officer, and Kirk L. Somers, Vice President, Investor Relations, General Counsel and Secretary, which have previously been filed with the Securities and Exchange Commission. Under the Agreements, if Mr. Wilson and Mr. Somers were entitled to severance compensation, they would have received six months of severance compensation. Under the revised Agreements, if Mr. Wilson and Mr. Somers are eligible for severance compensation, they will receive twelve months of severance compensation. The Compensation Committee amended the Agreements to provide for consistent severance rights of executive officers.

                                   Signatures
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CONCURRENT COMPUTER CORPORATION


Date:  November 14, 2005                By:   /s/  Gregory S. Wilson
                                             -----------------------------------
                                             Gregory S. Wilson
                                             Chief Financial Officer